EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF FLEXSHOPPER, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of FlexShopper, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morry Rubin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MORRY F. RUBIN
Morry F. Rubin
Chief Executive Officer
November 14, 2013

A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or  its staff upon request.